Exhibit 99.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ENCUMBERED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IIOT-OXYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT.

IIOT-OXYS, INC.

5% SECURED CONVERTIBLE PROMISSORY NOTE

Issue Date: January 22, 2019	$55,000

FOR VALUE RECEIVED, IIOT-OXYS, INC., a Nevada corporation (the “Borrower”), hereby promises to pay to Cambridge MedSpace, LLC, a Massachusetts limited liability company (the “Holder”), or the Holder’s assigns or successors in interest, the principal amount of Fifty-Five Thousand Dollars ($55,000) (the “Principal Amount”), together with interest thereon. This note is issued as of the “Issue Date” set forth above (the “Note”) issued pursuant to the same form of the Securities Purchase Agreement to which this form of Note is attached as Exhibit A (the “Purchase Agreement”) to the person executing such Agreement or their assigns (the “Holder”).

1.	INTEREST AND PAYMENT.

1.1               Interest Rate. Interest payable on this Note shall accrue from the Issue Date at a rate of five percent (5%) per annum (the “Interest Rate”), calculated on the basis of a 365-day year.

1.2               Maturity Date. The outstanding principal of this Note (the “Outstanding Principal”) together with any accrued and unpaid interest thereon (the “Outstanding Interest”), shall all be due and payable on January 22, 2020 (the “Maturity Date”).

1.3               Interest Payments. Interest payments shall be due and payable annually on each one-year anniversary of the Issue Date.

1.4               Optional Prepayment in Cash. The Borrower may prepay this Note at any time without penalty. The Borrower shall provide the Holder with ten (10) days’ prior written notice of its intention to prepay this Note, and the Holder shall have such ten (10) day period in which to exercise its right to convert this Note pursuant to Section 2 hereof. In the event the Holder does not convert this Note within such ten (10) day period, then the Borrower shall have the option of prepaying any Outstanding Principal and Outstanding Interest, without premium or penalty.

1.5               Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

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1.6               Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Nevada, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of Outstanding Interest payable on such date.

1.7               Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Borrower shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

2.	CONVERSION.

2.1               Voluntary Conversion. Subject to and in compliance with, the provisions contained herein, the Holder is entitled, at its option, at any time prior to the Maturity Date, to convert the Outstanding Principal of this Note plus all unpaid and accrued Outstanding Interest payable under this Note from the Issuance Date, into fully paid and nonassessable shares of Common Stock of the Borrower (the “Shares”). Such conversion shall be effected at the rate equal to the lesser of (i) $0.65 per Share; or (ii) the lowest price of any convertible debt or equity funding commenced by the Borrower after the Issue Date. No fractions of Shares will be issued upon conversion.

2.2               Mechanics and Effect of Conversion. In order to exercise the voluntary conversion provided by Section 2.1 above, the Holder shall submit a complete and executed copy of the Notice of Conversion to the Borrower. The Note the Holder shall also deliver to the Borrower the original executed Note as a condition to receiving a certificate or certificates evidencing the securities issued to the Holder pursuant to the voluntary conversion provided by Section 2.1 above.

3.            Security Agreement. This Note is secured in accordance with the terms of the Security Agreement attached to the Purchase Agreement as Exhibit B (the “Security Agreement”) and, in accordance therewith, is junior to the Borrower’s senior secured indebtedness (the “Senior Secured Debt”), including, without limitation, any currently outstanding indebtedness to Sergey Gogin or his assigns. The Holder hereby expressly and unconditionally agrees that upon conversion of this Note pursuant to Sections 2.1 and 2.2 herein, the Holder’s security interest under the Security Agreement shall terminate in its entirety and the Holder shall then file, without any action on the part of Borrower required, a UCC-3 termination statement in such jurisdiction(s) as the Borrower shall deem necessary or appropriate.

4.	EVENTS OF DEFAULT.

The occurrence of any of the following events is an “Event of Default”:

(a)                Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay the Outstanding Interest when it comes due or the Outstanding Principal on the Maturity Date and such failure shall continue for a period of thirty (30) days following the date upon which any such payment was due.

(b)                Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note, and such breach continues for a period of thirty (30) days after the occurrence thereof.

(c)                Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(d)                Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

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Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of Outstanding Principal, Outstanding Interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable. If, with respect to any Event of Default, the Borrower cures the Event of Default, the Event of Default will be deemed to no longer exist and any rights and remedies of the Holder pertaining to such Event of Default will be of no further force or effect. Payments shall be applied first to Outstanding Interest and then to any Outstanding Principal balance of this Note.

5.             Maximum Rate of Interest. Notwithstanding any provision of this Note or the Purchase Agreement to the contrary, the Borrower shall not be obligated to pay Outstanding Interest pursuant to this Note in excess of the maximum rate of interest permitted by the laws of any state determined to govern this Note or the laws of the United States applicable to loans in such state. If any provisions of this Note shall ever be construed to require the payment of any amount of Outstanding Interest in excess of that permitted by applicable law, then the Outstanding Interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Note. The Holder acknowledges that the laws of the State of Nevada will govern the maximum rate of interest that it is permissible for Holder to charge the Borrower pursuant to this Note.

6.            ADJUSTMENTS FOR REORGANIZATION, MERGER, CONSOLIDATION OR SALES OF ASSETS. If at any time or from time to time after the issuance date of the Note there shall be a capital reorganization of the Borrower (other than by way of a stock split or combination of shares or stock dividends or distributions, or a reclassification, exchange or substitution of shares), or a merger or consolidation of the Borrower with or into another corporation where the holders of the Borrower’s outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Borrower’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the conversion price shall be made if necessary and provision shall be made if necessary (by adjustments of the conversion price or otherwise) so that, upon any subsequent conversion of the Note, the Holder shall have the right to receive, in lieu of Shares, the kind and amount of shares of stock and other securities or property of the Borrower or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 2 with respect to the rights of the Holder after the Organic Change to the end that the provisions of Section 2 (including any adjustment in the conversion price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

7.	MISCELLANEOUS.

7.1               Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.2               Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement, and to the Holder at the address(es) provided in the Purchase Agreement for the Holder, or at such other address as the Borrower or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

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7.3               Assignability. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Holder and the Holder’s successors and assigns. This Note shall not be assigned by the Holder without the prior written consent of the Borrower. Borrower may assign this Note to a successor in a merger or sale of assets by Borrower without Holder’s consent.

7.4               Amendment. This Note may only be amended, modified or terminated by a writing executed by the Borrower and the Holder.

7.5               Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts or federal courts located in the State of Massachusetts. All parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision that may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

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IN WITNESS WHEREOF, the Borrower has caused this Secured Convertible Promissory Note to be signed in its name effective as of the date first written above.

IIOT-OXYS, INC.

By: /s/ Karen McNemar______________________________

Karen McNemar, Chief Operating Officer

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NOTICE OF CONVERSION

IIOT-OXYS, Inc.

Re: Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note into shares of common stock of IIOT-OXYS, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Date:                              , 201___

(Signature)

COMPLETE FOR REGISTRATION OF SHARES

(Printed Name)	(Social Security or other identifying number)

(Street Address)

(City, State, and ZIP Code)

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